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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        We hereby consent to the use of our report dated January 24, 1996 relating to the consolidated financial statements of ABC Bancorp included in the ABC Bancorp's Amendment No. 1 to Report on Form 8-K.

                                    /s/ Mauldin & Jenkins

                                        MAULDIN & JENKINS


July 15, 1996
Albany, Georgia